SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 3, 1995


                   Champion Enterprises, Inc.
     (Exact name of registrant as specified in its charter)


                            Michigan
         (State or other jurisdiction of incorporation)


        1-9751                             38-2743168
(Commission File Number)       (IRS Employer Identification No.)


 2701 University Drive, Suite 320, Auburn Hills, Michigan  48326
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (810) 340-9090




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Item 2.  Acquisition or Disposition of Assets.

    On February 3, 1995, (i) CHI Acquisition Corp. ("CHI Acquisition"), a wholly owned subsidiary of Champion Enterprises, Inc. (the "Company"), acquired substantially all of the assets and business of Chandeleur Homes, Inc. ("Chandeleur"), and (ii) CRHI Acquisition Corp. ("CRHI Acquisition"), a wholly owned subsidiary of Champion Enterprises, Inc. (the "Company"), acquired substantially all of the assets and business of Crest Ridge Homes, Inc. ("Crest Ridge"), in related transactions. Chandeleur and Crest Ridge are separate privately-held manufactured housing companies with significant common ownership. In connection with the acquisition, CHI Acquisition changed its corporate name to "Chandeleur Homes, Inc." and CRHI Acquisition changed its corporate name to "Crest Ridge Homes, Inc." The acquisitions were completed pursuant to the Asset Purchase Agreement, dated as of January 5, 1995, by and among the Company, CHI Acquisition, Chandeleur, and the shareholders of Chandeleur (the "Chandeleur Asset Purchase Agreement") and the Asset Purchase Agreement, dated as of January 5, 1995, by and among the Company, CRHI Acquisition, Crest Ridge and the shareholders of Crest Ridge (the "Crest Ridge Asset Purchase Agreement"). The Chandeleur Asset Purchase Agreement and the Crest Ridge Asset Purchase Agreement are referred to collectively herein as the "Asset Purchase Agreements." The Chandeleur Asset Purchase Agreement is attached hereto as Exhibit
2.1 and the Crest Ridge Asset Purchase Agreement is attached hereto as Exhibit 2.2.

    In consideration of the sale of the assets and businesses of Chandeleur and Crest Ridge, CHI Acquisition and CRHI Acquisition, assumed certain liabilities of Chandeleur and Crest Ridge, respectively, and delivered to Chandeleur the purchase price of $32,500,000 and to Crest Ridge the purchase price of $14,400,000 in cash, subject to certain adjustments as set forth in the Asset Purchase Agreements. The acquisitions were financed from available cash and an amended $60,000,000 revolving credit facility with Comerica Bank. The acquired assets were used by Chandeleur and Crest Ridge to manufacture and assemble manufactured housing. The Company expects to continue to operate the acquired businesses and use the acquired assets as they had been under the ownership of Chandeleur and Crest Ridge.

    Prior to the execution of the Asset Purchase Agreements, there was no material relationship between the Company and either
Chandeleur or Crest Ridge or between any officers or directors of the Company and the officers, directors or shareholders of Chandeleur and Crest Ridge.

Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements of Businesses Acquired

    It is impractical to provide financial statements of the businesses acquired at this time. Financial statements of the businesses acquired will be filed within sixty (60) days.


    (b)  Pro Forma Financial Information

    It is impractical to provide pro forma financial information at this time. Pro forma financial information will be filed within sixty (60) days.

    (c)  Exhibits

   Exhibit
   Number

     2.1 Asset Purchase Agreement, dated as of January 5, 1995, by and among Champion Enterprises, Inc., CHI Acquisition Corp., Chandeleur Homes, Inc., and the shareholders of Chandeleur Homes, Inc., omitting exhibits and schedules.

     2.2 Asset Purchase Agreement, dated as of January 5, 1995, by and among Champion Enterprises, Inc., CRHI Acquisition Corp., Crest Ridge Homes, Inc., and the shareholders of Crest Ridge Homes, Inc., omitting exhibits and schedules.

    99.1      Press Release issued January 6, 1995 (filed as
              Exhibit 99.1 to the Company's Current Report on Form 8-K dated January 6, 1995 and incorporated by reference)

    99.2      Press Release issued February 3, 1995.




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                           SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CHAMPION ENTERPRISES, INC.


                      /s/ A. JACQUELINE DOUT
                      A. Jacqueline Dout, Executive Vice President
                      - Treasurer and Chief Financial Officer



February 16, 1995




                              INDEX TO EXHIBITS




 Exhibit No.          Description



     2.1 Asset Purchase Agreement, dated as of January 5, 1995, by and among Champion Enterprises, Inc.,
              CHI Acquisition Corp., Chandeleur Homes, Inc., and the shareholders of Chandeleur Homes, Inc., omitting exhibits and schedules.

     2.2      Asset Purchase Agreement, dated as of January 5,
              1995, by and among Champion Enterprises, Inc.,
              CRHI Acquisition Corp., Crest Ridge Homes, Inc., and the shareholders of Crest Ridge Homes, Inc., omitting exhibits and schedules.

    99.1      Press Release issued January 6, 1995 (filed as
              Exhibit 99.1 to the Company's Current Report on
              Form 8-K dated January 6, 1995 and incorporated by reference).


    99.2      Press Release issued February 3, 1995.